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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the 1991 Employee Stock Purchase Plan of Cyberonics, Inc. of our report dated August 13, 1998, included in Cyberonics, Inc.'s Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP



Houston, Texas
October 27, 1998